UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 19, 2024

Mustang Bio, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-38191	47-3828760
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

377 Plantation Street

Worcester, Massachusetts 01605

(Address of Principal Executive Offices)

(781) 652-4500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	MBIO	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On June 19, 2024, Mustang Bio, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with a single institutional accredited investor (the “Investor”) pursuant to which the Company agreed to issue and sell, in a registered direct offering priced at-the-market under the rules of The Nasdaq Stock Market (the “Registered Direct Offering”), (i) 3,025,000 shares (the “Shares”) of common stock of the Company, $0.0001 par value per share (the “Common Stock”), at a price per Share of $0.41 and (ii) pre-funded warrants (the “Pre-funded Warrants”) to purchase up to 3,105,000 shares of Common Stock, at a price per Pre-funded Warrant equal to $0.4099, the price per Share, less $0.0001. The Shares, Pre-funded Warrants and the shares issuable upon exercise of the Pre-funded Warrants (the “Pre-funded Warrant Shares”) were offered and sold pursuant to the Company’s effective registration statement on Form S-3 (Form No. 333-279891), which was declared effective by the Securities and Exchange Commission (the “Commission”) on June 12, 2024, the base prospectus included therein and the and prospectus supplement filed with the Commission on June 21, 2024.

The Pre-funded Warrants were sold, in lieu of shares of Common Stock, to the Investor whose purchase of shares of Common Stock in the Registered Direct Offering would otherwise result in such Investor, together with its affiliates and certain related parties, beneficially owning more than 4.99% (or, at such Investor’s option upon issuance 9.99%) of the Company’s outstanding Common Stock immediately following the consumption of the Registered Direct Offering. The Pre-funded Warrants have an exercise price of $0.0001 per share, became exercisable upon issuance and remain exercisable until exercised in full.

The Registered Direct Offering closed on June 21, 2024. The Company intends to use the net proceeds from the Registered Direct Offering for general corporate purposes and working capital requirements.

In a concurrent private placement, pursuant to the terms of the Purchase Agreement, the Company also agreed to issue and sell unregistered warrants (the “Warrants”) to purchase up to 6,130,000 shares of Common Stock (the “Private Placement” and, together with the Registered Direct Offering, the “Offerings”). The Warrants have an exercise price of $0.41 per share (subject to customary adjustments as set forth in the Warrants), are exercisable upon issuance and will expire five (5) years from the date on which stockholder approval is received with respect to the issuance of the shares of common stock issuable upon exercise of the Warrants (the “Warrant Shares”). The Warrants contain customary anti-dilution adjustments to the exercise price, including for share splits, share dividends, rights offering and pro rata distributions.

The Private Placement also closed on June 21, 2024, concurrently with the Registered Direct Offering. The Company received approximately $2.5 million in gross proceeds from the Offerings, before deducting placement agency fees and offering expenses.

A holder (together with its affiliates) may not exercise any portion of the Pre-funded Warrants or Warrants to the extent that the holder would own more than 4.99% (or, at the purchaser’s option upon issuance, 9.99%) of the Company’s outstanding Common Stock immediately after exercise (the “Beneficial Ownership Limitation”). However, upon at least 61 days’ prior notice from the holder to the Company, a holder may increase or decrease the Beneficial Ownership Limitation in accordance with the terms of the Pre-funded Warrants or Warrant, provided that it does not exceed 9.99%.

The Purchase Agreement contains customary representations and warranties and agreements of the Company and the Investor and customary indemnification rights and obligations of the parties. Pursuant to the terms of the Purchase Agreement, the Company has agreed to certain restrictions on the issuance and sale of its Common Stock or Common Stock Equivalents (as defined in the Purchase Agreement) from the date of such agreement until July 31, 2024. In addition, pursuant to the terms of the Purchase Agreement, the Company will be required to file a resale registration statement with the Commission to register the resale of the Warrant Shares.

H.C. Wainwright & Co., LLC (“Wainwright”) acted as the exclusive placement agent in connection with the Offerings under an Engagement Letter, dated as of June 18, 2024, between the Company and Wainwright (the “Engagement Letter”). Pursuant to the Engagement Letter, Wainwright was paid a cash fee equal to 7.0% of the gross proceeds received by the Company in the Offerings, a management fee equal to 1.0% of the gross proceeds of the Offering, $50,000 for accountable expenses, $25,000 for non-accountable expenses and a clearing fee of $15,950. In addition, under the terms of the Engagement Letter, the Company issued to Wainwright (or its designees) warrants to purchase up to 367,800 shares of Common Stock (the “Wainwright Warrants”). The Wainwright Warrants have substantially the same terms as the Warrants, except that the Wainwright Warrants will expire five years from the commencement of the sales of the Offerings and have an exercise price of $0.5125 per share (subject to customary adjustment as set forth in the Wainwright Warrants), representing 125% of the purchase price per Share in the Registered Direct Offering.

The Purchase Agreement has been filed as an exhibit to this Current Report on Form 8-K to provide investors and stockholders with information regarding its terms. It is not intended to provide any other factual information about the parties to the Purchase Agreement or any of their respective affiliates. The representations, warranties and covenants in the Purchase Agreement were made only for the purposes of such agreement and as of specified dates, were solely for the benefit of the parties to the Purchase Agreement and may be subject to limitations agreed upon by the parties. The representations and warranties may have been made for the purposes of allocating contractual risk between the parties to the Purchase Agreement instead of establishing these matters as facts and may be subject to standards of materiality applicable to the parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Purchase Agreement. Accordingly, such representations, warranties and covenants may not accurately represent the current state of the Company’s affairs at any time.

The foregoing descriptions of the Purchase Agreement, the Pre-funded Warrants, the Warrants and the Wainwright Warrants are subject to, and qualified in their entirety by reference to the full text of the agreements, copies of which (or forms thereof) are attached hereto as Exhibits 10.1, 4.1, 4.2 and 4.3, respectively, and are incorporated herein by reference.

A copy of the opinion of Troutman Pepper Hamilton Sanders LLP relating to the validity of the issuance and sale of the Shares and the Pre-funded Warrants is attached as Exhibit 5.1 hereto.

Item 3.02.	Unregistered Sales of Equity Securities.

The information contained above in Item 1.01 relating to the Private Placement, other than information relating solely to the Registered Direct Offering, the Shares and the Pre-funded Warrants, is hereby incorporated by reference into this Item 3.02. Based in part upon the representations of the Investor in the Purchase Agreement, the offering and sale of the Warrants is exempt from registration under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), Rule 506 of Regulation D promulgated under the Securities Act, and corresponding provisions of state securities or “blue sky” laws. The sale of the Warrants by the Company in the Private Placement and the Wainwright Warrants has not been registered under the Securities Act or any state securities laws and the Securities may not be offered or sold in the United States absent registration with the SEC or an applicable exemption from the registration requirements. The sale of such securities did not involve a public offering and was made without general solicitation or general advertising. In the Purchase Agreement, the Investor represented, among other things, that it is and, on each date on which it exercises any Warrants, will be either (i) an accredited investor, as such term is defined in Rule 501(a) of Regulation D under the Securities Act, or (ii) a “qualified institutional buyer” as defined in Rule 144A(a) under the Securities Act, and it is acquiring the Warrants for investment purposes only and not with a view to any resale, distribution or other disposition of the Warrants in violation of the United States federal securities laws.

This Current Report on Form 8-K does not constitute an offer to sell any securities or a solicitation of an offer to buy any securities, nor shall there be any sale of any securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Item 8.01.	Other Events.

On June 20, 2024, the company issued a press release announcing the Registered Direct Offering and the Private Placement. The full text of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

On June 21, 2024, the Company issued a press release announcing the closing of the Registered Direct Offering and the Private Placement. The full text of the press release is attached as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed herewith:

Exhibit Number	Description
4.1	Form of Pre-funded Warrant
4.2	Form of Warrant
4.3	Form of Wainwright Warrant
5.1	Opinion of Troutman Pepper Hamilton Sanders LLP
10.1	Form of Securities Purchase Agreement, dated June 19, 2024, by and between the Company and the purchaser party thereto
23.1	Consent of Troutman Pepper Hamilton Sanders LLP (Included in Exhibit 5.1)
99.1	Press release issued by Mustang Bio, Inc., dated June 20, 2024
99.2	Press release issued by Mustang Bio, Inc., dated June 21, 2024
104	Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 101)

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, each as amended. Such statements, which are often indicated by terms such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “goal,” “intend,” “look forward to,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “will,” “would” and similar expressions. These forward-looking statements, include, but are not limited to, statements regarding the anticipated use of proceeds from the offering and the receipt of stockholder approval, any statements relating to our workforce reduction and other alternatives, growth strategy and product development programs, including the timing of and our ability to make regulatory filings such as INDs and other applications and to obtain regulatory approvals for our product candidates, statements concerning the potential of therapies and product candidates and any other statements that are not historical facts. Actual events or results may differ materially from those described herein due to a number of risks and uncertainties. Risks and uncertainties include, among other things, risks that any actual or potential clinical trials described herein may not initiate or complete in sufficient timeframes to advance the Company’s corporate objectives, or at all, or that promising early results obtained therefrom may not be replicable, risks related to the satisfaction of the conditions necessary to transfer the lease of the Company’s manufacturing facility to a potential transferee and receive the contingent payment in connection with the Company’s sale of its manufacturing facility in the anticipated timeframe or at all; whether the purchaser of the Company’s manufacturing facility is able to successfully perform its obligation to produce the Company’s products under the manufacturing services agreement on a timely basis and to acceptable standards; disruption from the sale of the Company’s manufacturing facility making it more difficult to maintain business and operational relationships; negative effects of the announcement or the consummation of the transaction on the market price of the Company’s common stock; significant transaction costs; the development stage of the Company’s primary product candidates, our ability to obtain, perform under, and maintain financing and strategic agreements and relationships; risks relating to the results of research and development activities; risks relating to the timing of starting and completing clinical trials; uncertainties relating to preclinical and clinical testing; our dependence on third-party suppliers; our ability to attract, integrate and retain key personnel; the early stage of products under development; our need for substantial additional funds; government regulation; patent and intellectual property matters; competition; the ability to execute on strategic or other alternatives; as well as other risks described in Part I, Item 1A, “Risk Factors,” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, subsequent Quarterly Reports on Form 10-Q and our other filings we make with the SEC. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in our expectations or any changes in events, conditions or circumstances on which any such statement is based, except as required by applicable law, and we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mustang Bio, Inc.
(Registrant)
Date: June 21, 2024
	By:	/s/ Manuel Litchman, M.D.
Manuel Litchman, M.D.
President and Chief Executive Officer